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                                                                   EXHIBIT 10.31

                             CONSULTING AGREEMENT
                             --------------------

          THIS CONSULTING AGREEMENT (this "Agreement") is entered into as of
                                           ---------
September 1, 2000, by and among Leeds Equity Associates, L.P., a Delaware partnership ("Consultant"), and Argosy Education Group, Inc., an Illinois
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corporation (the "Company").
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          WHEREAS, the Company desires to (i) receive financial, management consulting and other services (collectively, the "Services") from Consultant,
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and (ii) obtain the benefit of the experience of Consultant in providing such
Services generally and Consultant's knowledge of the Company and its affairs in particular; and

          WHEREAS, Consultant is willing to provide the Services to the Company, and the compensation arrangements set forth in this Agreement are designed to compensate Consultant for its provision of the Services.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, Consultant and the Company, intending to be legally bound, do hereby agree as follows:

     1.   Engagement.  The Company hereby engages Consultant, and Consultant
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hereby agrees to provide the Services to the Company, all on the terms and subject to the conditions set forth herein.

     2.   Term.  The engagement hereunder shall be for a term commencing on the
          ----
date hereof and expiring on the date that is six months after the date hereof.

     3.   Services to be Performed by Consultant.  Consultant shall perform such
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Services as are reasonably requested by the Company, which requested Services shall be reasonably acceptable to Consultant. Consultant shall devote reasonable time and effort to the performance of the Services contemplated by this Agreement. However, no precise number of hours shall be devoted by Consultant on a weekly or monthly basis. Consultant may perform the Services directly, through their employees or agents, or with such outside consultants as Consultant may engage for such purpose. The Company acknowledges that the Services will not be exclusive to it, and that Consultant will render similar Services to other persons.

     4.   Compensation.  In consideration of Consultant's provision of the
          ------------
Services, on the date hereof, the Company shall and hereby does issue to Consultant or its assigns the Warrant in the form attached hereto as Exhibit A.
                                                                     ---------

     5.   Liability.  Neither Consultant nor any of its affiliates, partners,
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members, employees or agents shall be liable to the Company or its affiliates for any loss, liability, damage or expense arising out of or in connection with the performance of the Services, unless such loss,
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liability, damage or expense shall be proven to result directly from the gross negligence or willful misconduct of such Consultant or its affiliates, partners, members, employees or agents.

     6.   Indemnification.  The Company agrees to indemnify and hold harmless
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Consultant, its partners, affiliates, officers, agents and employees (each, an
"Indemnified Party") against and from any and all losses, liabilities, suits,
 -----------------
claims, costs, damages and expenses (including attorneys' fees) arising from Consultant's performance hereunder (collectively, "Losses"), except as a result
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of Consultant's gross negligence or willful misconduct.   Any Indemnified Party
making a claim for indemnification under this Section 6 shall notify the Company
                                              ---------
of the claim in writing promptly after receiving written notice of any action, lawsuit, proceeding, investigation or other claim against it (if by a third party) or discovering the liability, obligation or facts giving rise to such claim for indemnification, describing the claim, the amount thereof (if known and quantifiable), and the basis thereof; provided, that the failure to so notify the Company shall not relieve the Company of its obligations hereunder, except and only to the extent that it prejudices the defense of the claim. The Company shall be entitled to participate in the defense of such action, lawsuit, proceeding, investigation or other claim giving rise to the Indemnified Party's claim for indemnification at its expense, and at its option (subject to the limitations set forth below) shall be entitled to assume control of such defense; provided, that prior to the Company assuming control of such defense it shall first verify to the Indemnified Party in writing that the Company shall be fully responsible for all liabilities and obligations relating to such claim and that it will provide full indemnification to the Indemnified Party with respect to such claim giving rise to such claim for indemnification hereunder; and provided further, that:

     (A) the Indemnified Party shall be entitled to participate in the defense of such claim and to employ counsel of its choice for such purpose, the fees and expenses of such separate counsel to be borne by the Indemnified Party (it being understood that the fees and expenses of counsel for the Indemnified Party incurred prior to the date the Company effectively assumes control of such defense shall be borne by the Company);

     (B) unless otherwise agreed to by the Indemnified Party, the Company shall not be entitled to assume control of such defense, but shall nevertheless, pay the fees and expenses of counsel retained by the Indemnified Party, if (1) the claim for indemnification relates to or arises in connection with any criminal proceeding, action, indictment, allegation or investigation; (2) the claim seeks an injunction or equitable relief against the Indemnified Party, or (3) the Indemnified Party determines that the Company failed or is failing to vigorously prosecute or defend such claim;

     (C) If the Company shall control the defense of any such claim, the Company shall obtain the prior written consent of the Indemnified Party (which shall not be unreasonably withheld) before entering into any settlement of a claim or ceasing to defend such claim, if pursuant to or as a result of such settlement or cessation, injunction or other equitable relief will be imposed against the Indemnified Party

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          or if such settlement does not expressly unconditionally release the
          Indemnified Party from all liabilities and obligations with respect to such claim, without prejudice; and

     (D) the Indemnified Party and the Company shall cooperate in all reasonable respects in the defense of any claim hereunder.

     7.   Consultant an Independent Contractor.  Consultant and the Company
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agree and acknowledge that Consultant shall perform the Services as an independent contractor, retaining control over and responsibility for its own operations and personnel. Neither Consultant nor its employees shall be considered employees or agents of the Company as a result of this Agreement or the Services provided hereunder. The Company shall reimburse Consultant and its affiliates for all reasonable out-of-pocket costs and expenses incurred by Consultant and its affiliates.

     8.   Notices.  All notices hereunder shall be deemed to have been duly
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given or made if personally delivered or, if mailed, when mailed by first class certified mail, postage prepaid, as follows:

          (i)  If to Consultant:
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                    Leeds Equity Associates, L.P.
                    660 Madison Avenue, 15/th/ Floor
                    New York, New York 10021
                    Attention: Mr. Jeffrey T. Leeds
                               Mr. Joshua A. Sorensen

               with a copy (which shall not
               ----------------------------
               constitute notice to Consultant) to:
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                    Kirkland & Ellis
                    200 East Randolph Drive
                    Chicago, Illinois 60601
                    Attention: Mr. Stephen L. Ritchie

          (ii) If to the Company:
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                    Argosy Education Group, Inc.
                    Two First National Plaza
                    20 North Clark Street, 3/rd/ Floor
                    Chicago, Illinois 60603
                    Attention:  Dr. Michael Markovitz

                    with a copy (which shall not
                    ----------------------------
                    constitute notice to the Company) to:
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                    Kirkland & Ellis
                    200 East Randolph Drive
                    Chicago, Illinois 60601
                    Attention:  Mr. Keith S. Crow

     9.   Modifications.  This Agreement constitutes the entire agreement
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between the parties hereto with regard to the subject matter hereof, superseding all prior understandings and agreements whether written or oral. This Agreement may not be amended or modified, except by a writing signed by all parties.

     10.  Waiver of Breach.  The waiver by any party of a breach of any
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provision of this Agreement by another party shall not operate or be construed as a waiver of any subsequent breach of that provision or any other provision hereof.

     11.  Successors and Assigns.  This Agreement shall be binding upon and
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inure to the benefit of the parties and their respective successors and assigns but may not be assigned by any party without the prior written consent of the other parties hereto.

     12.  Captions.  Captions have been inserted solely for the convenience of
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reference and in no way define, limit or describe the scope or substance of any provision and shall not affect the validity of any other provision.

     13.  Governing Law.  This Agreement shall be governed by the laws of the
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State of New York, without regard to conflict of laws principles (whether of the
State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     14.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts (including by means of facsimile), each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

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     IN WITNESS WHEREOF, the parties hereto have caused this Consulting
Agreement to be signed by their duly authorized officers as of the date first written above.

                                        ARGOSY EDUCATION GROUP, INC.


                                        By:  /s/ Michael C. Marrkovitz
                                             -------------------------
                                             Name: Michael C. Marrkovitz
                                             Title: Chairman of the Board



                                        LEEDS EQUITY ASSOCIATES, L.P.

                                        By:   Leeds Equity Management, L.L.C.
                                        Its:    General Partner


                                        By:  /s/ Jeffrey T. Leeds
                                             -------------------------
                                             Name: Jeffrey T. Leeds
                                             Title: Member

                     SIGNATURE PAGE OF CONSULTING AGREEMENT